Exhibit 10.8

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of September 16, 2005, by and among GenuTec Business Solutions, Inc., a Montana corporation (the “Company”), GenuTec Marketing, Inc., a Nevada corporation, and Smart Acquisition, LLC, a Nevada limited liability company, each of which is a wholly-owned subsidiary of the Company (the “Subsidiary Grantors”; the Company and the Subsidiary Grantors, and such other parties as may become Grantors hereunder after the date hereof, being sometimes herein collectively called the “Grantors”, and each individually a “Grantor”), and Technology Investment Capital Corp., as Collateral Agent for the benefit of the Purchasers described below (together with its successors and assigns in such capacity, the “Secured Party”).

WHEREAS, pursuant to a Note Purchase Agreement of even date herewith (as amended, modified or supplemented and in effect from time to time, the “Purchase Agreement”) among the Company, the Secured Party and the Purchasers named in Schedule I thereto (together with their respective successors and assigns, the “Purchasers”), the Company has agreed to issue and sell to the Purchasers certain Senior Secured Notes Due 2010 (the “Notes”) in exchange for certain shares of Series A Exchangeable Preferred Stock, par value $.0001 per share, previously issued and sold to them by the Company (the “Preferred Shares”); and

WHEREAS, in connection therewith the Grantors are required to execute and deliver to the Secured Party a pledge and security agreement in substantially the form hereof; and

WHEREAS, the Grantors wish to grant security interests in favor of the Secured Party as herein provided;

NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement.  The term “Secured Obligations” means all Obligations (as such term is defined in the Purchase Agreement) hereafter existing or outstanding at any time on or after the first date on which Notes shall be issued, or shall be deemed to be issued, to any Purchaser in exchange for Preferred Shares pursuant to the provisions of the Purchase Agreement. The term “State”, as used herein, means the State of New York.  All terms defined in the NYUCC and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning specified in Article 9.

2.             Grant of Security Interest.  To secure the timely payment and performance in full of all of the Secured Obligations, the Grantors hereby pledge to the Secured Party, and grant to the Secured Party a security interest in, all of the following properties, assets and rights of the Grantors, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):

(i)            all goods (including inventory, equipment and any accessions thereto),

(ii)           all instruments (including promissory notes),

(iii)          all documents,

(iv)          all accounts (including health-care-insurance receivables),

(v)           all chattel paper (whether tangible or electronic),

(vi)          all deposit accounts, including, without limitation, the deposit accounts listed on Schedule A hereto,

(vii)         all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing),

(viii)        all commercial tort claims, if any, set forth on Schedule B hereto,

(ix)           all supporting obligations,

(x)            all contract rights or rights to the payment of money, insurance claims and proceeds,

(xi)           all general intangibles, including, without limitation, all payment intangibles, Patents, Patent applications, Trademarks, Trademark applications, trade names, service marks, Copyrights, Copyright applications, Software (including without limitation the Proprietary Software), engineering drawings, source code, domain names, customer lists, databases, goodwill, and all Licenses, permits, agreements of any kind or nature pursuant to which the Grantors possess, use or have authority to possess or use property (whether tangible or intangible) of other Persons or pursuant to which other Persons possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantors, all other Intellectual Property, and all books, records and recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all writings, plans, specifications and schematics;

(xii)          all now existing and hereafter acquired or arising (A) shares of capital stock and other Equity Interests in any Person, and other securities (certificated or uncertificated), security entitlements, securities accounts, commodity contracts, commodity accounts and other investment property (including, without limitation, the shares of capital stock described on Schedule C hereto), (B) cash dividends and cash distributions with respect to the foregoing (“Dividends”), (C) all non-cash dividends paid on capital securities, liquidating dividends paid on capital securities, shares of capital securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any capital securities constituting Collateral (excluding Dividends, “Distributions”), and (D) all certificates, agreements (including stockholders agreements, partnership agreements, operating agreements and limited liability company agreements), books, records, ledgers, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and

(xiii)         all other personal property of each of the Grantors of any kind, wherever located, whether now owned or hereafter acquired or arising.

3.             Authorization to File Financing Statements.  The Grantors hereby irrevocably authorize the Secured Party at any time and from time to time to file in any applicable Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto against each Grantor that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the applicable jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Grantors agree to furnish any such information to the Secured Party promptly upon request.  Each Grantor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.             Other Actions.  Further to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, the Grantors agree, in each case at the Grantor’s own expense, to take the following actions with respect to the following Collateral:

4.1.         Promissory Notes and Tangible Chattel Paper.  If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Grantor shall forthwith endorse, pledge and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

4.2.         Deposit Accounts.  For each deposit account (each, a “Deposit Account”) that any Grantor at any time opens or maintains at any depository bank (each, a “Depository Bank”), the Grantor shall, immediately upon opening such Deposit Account, give written notice to the Secured Party thereof and deliver to the Secured Party a Control Agreement with respect to such Deposit Account duly executed by the Grantor and the Depositary Bank, in form and substance reasonably satisfactory to the Secured Party.  The Secured Party agrees with the Grantors that the Secured Party shall not give any instructions to such Depositary Bank directing the disposition of funds credited to such Deposit Account, or withhold any withdrawal rights from the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Note Documents, would occur.

4.3.         Investment Property.  If any Grantor shall at any time hold or acquire any certificated securities, the Grantor shall forthwith endorse, pledge and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for the Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by the Grantor or its nominee through a securities intermediary or commodity intermediary, the Grantor shall immediately give written notice to the Secured Party thereof and, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, cause such securities intermediary or commodity intermediary (as the case may be) to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Grantor or such nominee.  The Secured Party agrees with the Grantors that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Note Documents, would occur.

4.4.         Collateral in the Possession of a Bailee.  If any goods are at any time in the possession of a bailee, the Grantors shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Grantor.  The Secured Party agrees with the Grantors that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to the bailee.

4.5.         Electronic Chattel Payer and Transferable Records.  If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the NYUCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Secured Party agrees with the Grantors that the Secured Party will arrange, pursuant to procedures reasonably satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the NYUCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act

or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to such electronic chattel paper or transferable record.

4.6.         Letter-of-credit Rights.  If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Grantor, the Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Purchase Agreement.

4.7.         Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Secured Party in a writing signed by the Grantor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party.

4.8.         Intellectual Property.

(a)           Each Grantor shall notify the Secured Party promptly (i) of its acquisition after the Closing Date of any Patent, Patent License, Copyright, Copyright License, Trademark or Trademark License and (ii) if it knows, or has reason to know of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Grantor’s ownership of any Patent or Trademark, its right to register the same, or to keep and maintain the same. In the event that any Patent, Patent License, Copyright, Copyright License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, the affected Grantor shall notify the Secured Party promptly after it learns thereof and shall, unless such Grantor and the Secured Party shall jointly determine that any such action would be of immaterial economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all resulting damages and take such other actions as may be appropriate under the circumstances to protect such Patent, Patent License, Copyright, Copyright License, Trademark or Trademark License.

(b)           Each Grantor agrees, either itself or through any agent, employee or licensee, to notify the Secured Party upon the filing of an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof; and, upon issuance of any such Patent, Trademark or Copyright, to notify the Secured Party of such issuance and to execute and deliver any and all agreements, instruments, documents and papers the Secured Party may reasonably request to evidence the security interest of the Secured Party in such Patent, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, including, without limitation, Copyright Security Agreements in the form of Exhibit I hereto, Patent Security Agreements in the form of Exhibit II hereto and Trademark Security Agreements in the form of Exhibit III hereto, as applicable. Each Grantor hereby constitutes the Secured Party as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

(c)           Each Grantor shall preserve and maintain in all material respects rights in the Intellectual Property which is material to the conduct of its business and, upon and after the occurrence and during the continuance of an Event of Default, if requested by the Secured Party, use its best efforts to obtain any consents, waivers or agreements necessary to enable the Secured Party to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any right to file a Copyright, Patent or Trademark application that is material to the business of such Grantor nor shall such Grantor abandon any such pending Copyright, Patent or Trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of the Secured Party.

(d)           The Grantors hereby assign, transfer and convey to the Secured Party, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by the Grantors, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to realize on the Collateral (including, without limitation, completing production of, advertising for sale and selling the Collateral) and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Grantor by the Secured Party.

5.             Other Actions as to any and all Collateral.  The Grantors further agree to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral including, without limitation, (a) preparing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any applicable jurisdiction, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from landlords in form and substance reasonably satisfactory to the Secured Party, (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction, (g) delivery to the Secured Party of stock certificates (and stock powers duly executed in blank in favor of the Secured Party) covering all of the securities or other financial assets described on Schedule C, and (h) if the Maturity Date is extended, at the time of such extension entering into with Secured Party and a service company reasonably acceptable to Secured Party and Grantors, a contract requiring (i) the service company to file continuation statements and (ii) the Grantors to pay the cost of all filings and creation of continuation and termination statements .

6.            Relation to Other Security Documents.

6.1.         Rights and Remedies Not Exclusive.  The provisions of this Agreement supplement the provisions of the other Note Documents.  Nothing contained in any such Note Document shall derogate from any of the rights or remedies of the Secured Party hereunder.  The provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

6.2.         Copyright, Trademark and Patent Security Agreements.  If required by the Secured Party, concurrently herewith the Grantors are also executing and delivering to the Secured Party, or may be required hereafter to execute and deliver to the Secured Party, one or more Copyright Security Agreements, Trademark Security Agreements and Patent Security Agreements, pursuant to which the Grantor is granting or will grant to the Secured Party security interests in certain Collateral consisting of Copyrights, Trademarks,  and Patents, respectively, registrations thereof and other collateral as therein provided.  The provisions of such Copyright Security Agreements, Trademark Security Agreements and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in any thereof shall derogate from any of the rights or remedies of the Secured Party hereunder.  Neither the delivery of, nor anything contained in, any of such agreements shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

7.             Representations and Warranties Concerning Grantor’s Legal Status.  Each Grantor has previously delivered to the Secured Party a certificate signed by each Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”).  Each Grantor represents and warrants to the Secured Party as follows: (a) the Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection

Certificate accurately sets forth the Grantor’s organizational identification number or accurately states that the Grantor has none, (d) the Perfection Certificate accurately sets forth the Grantor’s place of business or, if more than one, its chief executive office as well as the Grantor’s mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete.

8.             Covenants Concerning Grantor’s Legal Status.  Each Grantor covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, the Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Grantor does not have an organizational identification number and later obtains one, the Grantor shall forthwith notify the Secured Party of such organizational identification number, and (c) the Grantor will not change its type of organization, jurisdiction of organization or other legal structure.

9.             Representations and Warranties Concerning Collateral.  Each Grantor further represents and warrants to the Secured Party as follows:  (a) the Grantor is the owner of or has other rights in or power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens, (b) there exists no “adverse claim” as defined in Section 8-102 of the NYUCC with respect to the Equity Interests listed on Schedule C or any other Collateral which constitutes a financial asset as defined in such Section 8-102, (c) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in Section 9-102(a)(34) of the NYUCC, (d) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (e) the Grantor holds no commercial tort claim except as indicated on Schedule B hereto as modified from time to time, (f) the Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (g) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

10.          Covenants Concerning Collateral Etc.  Each Grantor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations, except as required in the ordinary course of business, without providing at least 30 days prior written notice to the Secured Party, (b) except for the security interest herein granted and Permitted Liens, the Grantor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) the Grantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party except for Permitted Liens, (d) the Grantor will not use the Collateral in violation of any policy of insurance thereon, (e) the Grantor will permit the Secured Party, or its designee, to inspect the Collateral, wherever located, at any reasonable time during business hours upon prior notice, (f) the Grantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement other than any taxes contested in good faith and for which appropriate reserves have been established by the Grantor, (g) the Grantor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except as permitted by the Purchase Agreement.

11.          Insurance.

11.1.       Maintenance of Insurance.  Each Grantor shall maintain, with independent insurers reasonably believed by it to be financially sound and reputable, (i) property damage and casualty insurance on all Collateral and other real and personal property of such Grantor on an all risks basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, and (ii) other insurance with respect to its business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including in any event workers’ compensation insurance, public liability (including products/completed operations liability coverage) and business interruption insurance. All property damage and casualty insurance shall name the Secured Party as lender loss payee/mortgagee, all liability insurance shall name the Secured Party as an additional insured and all business interruption insurance shall name the Secured Party as assignee.

11.2.       Insurance Proceeds.  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Grantor for direct application by the Grantor solely to the repair or replacement of the Grantor’s property so damaged or destroyed and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Secured Obligations and (except to the extent disbursed pursuant to the next sentence) may be applied to the Secured Obligations pursuant to Section 3.1(b) of the Purchase Agreement. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Grantor solely to the repair or replacement of the Grantor’s property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Secured Obligations.

11.3.       Notice of Cancellation etc.  All policies of property and casualty insurance shall provide for at least 30 days prior written cancellation notice to the Secured Party.  In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Grantor. Each Grantor shall furnish the Secured Party upon its request with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

12.          Collateral Protection Expenses; Preservation of Collateral.

12.1.       Expenses Incurred by Secured Party.  In its reasonable discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if any Grantor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to the Grantors to make any such expenditures, nor shall the making thereof relieve the Grantor of any default.  Any expenses incurred under this Section 12 shall constitute Secured Obligations.

12.2.       Secured Party’s Obligations and Duties.  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Grantor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

13.          Securities and Deposits.  The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations. Whether or not any Secured Obligations are due, the Secured Party may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Grantors may at any time be applied to or set off against any of the Secured Obligations then due and owing.

14.          Notification to Account Debtors and Other Persons Obligated on Collateral.  If an Event of Default shall have occurred and be continuing, the Grantors shall, at the request of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as its agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Grantors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Grantor as trustee for the Secured Party without commingling the same with other funds of the Grantor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Secured Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

15.          Investment Property; Event of Default.

15.1.       Further Assurances. The Grantors, at their cost and expense (including the cost and expense of any of the following referenced consents and approvals) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Secured Party may reasonably request during the continuance of an Event of Default in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other official body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Note Documents.  Without limiting the generality of the foregoing, the Grantors agree that in the event the Secured Party shall exercise its rights hereunder or pursuant to the other Note Documents during the continuance of an Event of Default, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Grantors shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Secured Party requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Secured Party and any other Persons in making any application for the prior consent or approval of any official body or any other Person to the exercise by the Secured Party or any such rights relating to all or any of the Collateral.

15.2.       Dividends and Distributions. The Grantors agree promptly upon the occurrence and continuance of an Event of Default and without any request therefor by the Secured Party, so long as such Event of Default shall continue, (i) to deliver (properly endorsed where required hereby or requested by Secured Party) to the Secured Party all Dividends and Distributions with respect to investment property and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by Secured Party as additional Collateral, and (ii) with respect to Collateral consisting of general partner interests or limited liability company interests, to make modifications to all necessary documents to admit the Secured Party as a general partner or member, respectively.  All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by any Grantor but which the Grantor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by the Grantor separate and apart from its other property in trust for the Secured Party.

15.3.       Voting Rights.  The Grantors agree promptly upon the occurrence and continuance of an Event of Default, so long as such Event of Default shall continue, (i) that Secured Party may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Collateral constituting investment property of the Grantor and the Grantor hereby grants Secured Party an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and (ii) that it shall promptly deliver to the Secured Party such additional proxies and other documents as may be necessary to allow the Secured Party to exercise such voting power.  Except when an Event of Default has occurred and is continuing, the Grantors may continue to vote all investment property included in the Collateral; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would violate any provision of any Note Document.  The Grantors agree promptly upon the occurrence and continuance of an Event of Default and without any request therefor by the Secured Party, so long as such Event of Default shall continue, with respect to Collateral consisting of general partner interests or limited liability company interests, to make modifications to all necessary documents to admit the Secured Party as a general partner or member, respectively.

15.4.       Compliance With Securities Laws.  The Grantors hereby acknowledge that the sale by Secured Party of any investment property pursuant to the terms hereof in compliance with the Securities Act, as well as applicable “Blue Sky” or other state securities laws, may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the investment property may dispose thereof.  The Grantors acknowledge and agree that, to protect Secured Party’s interests, it may be necessary to sell the investment property at a price less than the maximum price attainable if a sale were delayed or made in another manner, such as a public offering under the Securities Act.  The Grantors do not have an objection to a sale in such manner and the Grantors agree that Secured Party does not have an obligation to obtain the maximum possible price for all or any part of the investment property.  Without limiting the generality of the foregoing, the Grantors agree that Secured Party may, pursuant to the terms hereof and subject to applicable law, from time to time attempt to sell all or any part of the investment property by a private placement, restricting the bidders and prospective purchasers to those Persons who will represent and agree that they are purchasing for investment only and not for distribution.  In so doing, Secured Party may solicit offers to buy the investment property or any part thereof for cash from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be institutional investors or other responsible Persons who might be interested in purchasing the investment property.  If Secured Party shall solicit such offers, then acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

16.          Power of Attorney.

16.1.       Appointment and Powers of Secured Party.  To the fullest extent permitted by applicable law, the Grantors hereby irrevocably constitute and appoint the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantors or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of the Grantors, without notice to or assent by the Grantors, to do the following:

(A)          upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the NYUCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do at the Grantors’ expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Grantors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and
(B)           to the extent that the Grantors’ authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Grantor’ signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Grantor’s name such financing statements and amendments thereto and continuation statements which may require the Grantor’s signature.

16.2.       Ratification by Grantors.  To the extent permitted by law, the Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

16.3.       No Duty on Secured Party.  The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

17.          Remedies.  If an Event of Default shall have occurred and be continuing, the Secured Party may, without notice to or demand upon the Grantors, declare this Agreement to be in default, and the Secured Party shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the NYUCC or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its reasonable discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Grantors’ principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Grantors at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Grantors hereby acknowledge that ten Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Grantors waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

18.          Standards for Exercising Remedies.  To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the

Secured Party a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this Section 18 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 18. Without limitation upon the foregoing, nothing contained in this Section 18 shall be construed to grant any rights to the Grantors or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 18.

19.          No Oral Change; Amendments; Security Agreement Supplements for Additional Grantors.  No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Notwithstanding the foregoing, additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Secured Party of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement reasonably acceptable to the Secured Party.  Nothing in this Section 19 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Purchase Agreement.

20.          Suretyship Waivers by Grantors.  Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, the Grantors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 12.2. The Grantors further waive any and all other suretyship defenses.

21.          Marshalling.  The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Grantors hereby agree that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantors hereby irrevocably waive the benefits of all such laws.

22.          Proceeds of Dispositions; Expenses.  The Grantors shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights under or in respect of any of the Secured Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Secured Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order as is provided in the Purchase Agreement, proper allowance and provision being made for any Secured Obligations not then due. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC, any excess shall be returned to the Grantors, and the Grantors shall remain liable for any deficiency in the payment of the Secured Obligations.

23.          Overdue Amounts.  Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in Section 2.1(c) of the Purchase Agreement or, if an Event of Default shall have occurred and be continuing, at the rate of interest set forth in Section 2.1(d) of the Purchase Agreement.

24.          Termination.  This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Purchase Agreement and the full and complete performance and indefeasible satisfaction of all the Secured Obligations, whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of the applicable Grantor. The Secured Party shall also execute and deliver to each Grantor upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by such Grantor to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

25.          Governing Law; Consent to Jurisdiction.

(a)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW OR TO THE EXTENT THE PERFECTION OR PRIORITY OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL, ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(b)           EACH GRANTOR CONSENTS AND AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN.

(c)           EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY HAND DELIVERY OR BY REGISTERED OR CERTIFIED UNITED STATES MAIL TO IT AT ITS ADDRESS FOR NOTICE SET FORTH IN SECTION 27 HEREOF.  EACH GRANTOR HEREBY FURTHER DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH GRANTOR WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH GRANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED OR CERTIFIED UNITED STATES MAIL TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN SECTION 27 EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS.

(d)           NOTHING IN THIS SECTION 25 SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

26.          Waiver of Jury Trial.  EACH OF THE GRANTORS AND THE SECURED PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.  THE GRANTORS AND THE SECURED PARTY HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH

ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

27.          Notices.  All notices hereunder shall be in writing and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally or transmitted by facsimile transmission, (b) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service, (c) three Business Days after being sent by registered or certified United States mail, return receipt requested, or (d) if sent by e-mail as provided below, and shall be addressed:

(i)            if to the Secured Party, to:

Technology Investment Capital Corp.

8 Sound Shore Drive, Suite 255

Greenwich, CT  06830

Attention:  Saul B. Rosenthal

Facsimile: (203) 983-5290

E-mail: srosenthal@ticc.com;

with a copy to:

Nixon Peabody LLP

437 Madison Avenue

New York, NY 10022

Attention: Philip A. Haber

Facsimile: (866) 855-0026

E-mail: phaber@nixonpeabody.com;

(ii)           if to any of the Grantors, to:

GenuTec Business Solutions, Inc.

6A Liberty Street, Suite 200

Aliso Viejo, CA  92656

Attention: Lee J. Danna, President

Facsimile: (949) 268-3175

E-mail: ldanna@genutec.com;

with a copy to:

Gersten Savage, LLP

600 Lexington Avenue

New York, NY  10022

Attention: Stephen A. Weiss

Facsimile: (212) 980-5192

E-mail: sweiss@gskny.com;

or to such other address or addresses or telecopy number or numbers as either of such Persons may most recently have designated in writing to the others by such notice.  Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day.

28.          Miscellaneous; Agreement to be Bound by Provisions of Note Documents Applicable to Grantors.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Grantors and their respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantors acknowledge receipt of a copy of this Agreement.  Each Grantor agrees to be bound by each provision of every other Note Document which purports to be applicable to it as if such provision were set forth herein.

[REMAINDER OF PAGE INTENTIONALLY BLANK.  SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, intending to be legally bound, the Grantors and Secured Party have caused this Agreement to be duly executed as of the date first above written.

GRANTORS:

GENUTEC BUSINESS SOLUTIONS, INC.

		By:	/s/ Lee Danna
Name: Lee J. Danna
Title: President/CEO

GENUTEC MARKETING, INC.

		By:	/s/ Lee Danna
Name: Lee J. Danna
Title: President/CEO

SMART ACQUISITION, LLC

		By:	/s/ Lee Danna
Name: Lee J. Danna
Title: President/CEO

SECURED PARTY:

TECHNOLOGY INVESTMENT CAPITAL CORP.,
as Collateral Agent

By:	/s/ Saul B. Rosenthal
Name: Saul B. Rosenthal
Title: President

Pledge and Security Agreement

Schedule A

to Pledge and Security Agreement

Deposit Accounts

Name of Grantor	Name of Bank	Account Number

Schedule B

to Pledge and Security Agreement

Commercial Tort Claims

Schedule C

to Pledge and Security Agreement

Pledged Stock

Pledgor	Issuer	Shares Pledged	Certificate Number(s)

Exhibit I

to Pledge and Security Agreement

Copyright Security Agreement

                                COPYRIGHT SECURITY AGREEMENT, dated as of             , 20     (this “Agreement”), is by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and Technology Investment Capital Corp., as secured party (together with its successors and assigns, the “Secured Party”).

                Grantors and the Secured Party hereby agree as follows:

SECTION 1.

Definitions; Interpretation.

                (a)           Terms Defined in Purchase Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

                (b)           Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                “Collateral” has the meaning set forth in Section 2.

                “Copyright Office” means the United States Copyright Office.

                “NYUCC” means the Uniform Commercial Code as in effect in the State of New York.

                “Purchase Agreement” means that certain Note and Warrant Purchase Agreement, dated as of             , 20    , between                     , a                     , and Technology Investment Capital Corp., as it may modified, supplemented and amended from time to time.

                (c)           Terms Defined in NYUCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the NYUCC.

                (d)           Construction.  In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to “proceeds” in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) “includes” and “including” are not limiting; (iii) “or” is not exclusive; and (iv) “all” includes “any” and “any” includes “all.” To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Purchase Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2.

Security Interest.

(a)           Grant of Security Interest. As security for the payment and performance of the Secured Obligations, Grantor hereby assigns, transfers and conveys to the Secured Party, and grants a security interest in and mortgage to the Secured Party of, all of Grantor’s right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the “Collateral”):

(i)            All of Grantor’s present and future United States registered copyrights and copyright registrations, including Grantor’s United States registered copyrights and copyright registrations listed in Schedule A to this Agreement, all of Grantor’s present and future United States applications for copyright registrations, including Grantor’s United States applications for copyright registrations listed in Schedule B to this Agreement, and all of Grantor’s present and future copyrights that are not registered in the Copyright Office including, without limitation, derivative works (collectively, the “Copyrights”), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

(ii)           All of Grantor’s right, title and interest in and to any and all present and future license agreements with respect to the Copyrights;

(iii)          All present and future accounts and other rights to payment arising from, in connection with or relating to the Copyrights; and

(iv)          All cash and non-cash proceeds of any and all of the foregoing.

(b)           Continuing Security Interest. Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 11.

SECTION 3.

Supplement to Security Agreement.

                This Agreement has been entered into in conjunction with the security interests granted to the Secured Party under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Secured Party with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security

Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

SECTION 4.

Representations and Warranties.

                Grantor represents and warrants to the Secured Party that:

                (a)           Copyright Registrations. A true and correct list of all of Grantor’s United States registered copyrights and copyright registrations is set forth in Schedule A.

                (b)           Applications for Copyright Registration. A true and correct list of all of Grantor’s United States applications for copyright registrations is set forth in Schedule B.

SECTION 5.

Further Acts.

                On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by the Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor’s compliance with this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the Copyright Office or any applicable state office. The Secured Party may record this Agreement, an abstract thereof, or any other document describing the Secured Party’s interest in the Copyrights with the Copyright Office, at the expense of Grantor. In addition, Grantor authorizes the Secured Party to file financing statements describing the Collateral in any Uniform Commercial Code filing office deemed appropriate by the Secured Party.

SECTION 6.

Authorization to Supplement.

                Grantor shall give the Secured Party prompt notice of any additional United States copyright registrations or applications therefor after the date hereof. Grantor authorizes the Secured Party unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered copyrights or applications therefor of Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule A or B.

SECTION 7.

Binding Effect.

                This Agreement shall be binding upon, inure to the benefit of and be enforceable by Grantor, the Secured Party and their respective successors and assigns. Grantor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Purchase Agreement.

SECTION 8.

Governing Law.

                This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

SECTION 9.

Entire Agreement; Amendment.

                No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors there from, shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Notwithstanding the foregoing, the Secured Party unilaterally may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof. To the extent that any provision of this Agreement conflicts with any provision of the Purchase Agreement, the provision giving the Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to the Secured Party under the Purchase Agreement.  Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Purchase Agreement.

SECTION 10.

Counterparts.

                This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

SECTION 11.

Termination.

                Upon payment and performance in full of all Secured Obligations, the security interests created by this Agreement shall terminate and the Secured Party (at Grantor’s expense) shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all such security interests given by Grantor to the Secured Party hereunder, including cancellation of this Agreement by written notice from the Secured Party to the Copyright Office.

SECTION 12.

No Inconsistent Requirements.

                Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

SECTION 13.

Severability.

                If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

SECTION 14.

Notices.

                All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

TECHNOLOGY INVESTMENT CAPITAL CORP.

By:
Name: Saul B. Rosenthal
Title: President

Schedule A

to Copyright Security Agreement

Grantor: [                                                            ]

Registered Copyrights

Title of Work	Registration Number	Date of Registration

Schedule B

to Copyright Security Agreement

Grantor: [                                                            ]

Copyright Applications

Title of Work	Application Number

Exhibit II

to Pledge and Security Agreement

Patent Security Agreement

PATENT SECURITY AGREEMENT, dated as of ______, 20__, by ___________, a ______________ (“Grantor”), in favor of TECHNOLOGY INVESTMENT CAPITAL CORP., a Maryland corporation, as secured party (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of ______, 20__ (including all exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Purchase Agreement”) by and between _________ (the “Company”) and the Secured Party, the Secured Party is purchasing or has purchased certain Notes issued by the Company; and

WHEREAS, pursuant to the Purchase Agreement, the Secured Party, the Company and certain other parties are executing or have executed that certain Pledge and Security Agreement dated as of ______, 20__ (including all exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to the Secured Party this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.     Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement.

2.     Grant of Security Interest in Patent Collateral.  Grantor hereby grants to the Secured Party a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):

(a)           all of its Patents and Patent applications to which Grantor is or shall be a party, including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including, without limitation, all claims by Grantor against third parties for past, present or future infringement or dilution of any Patent, any Patent registrations issued with respect to the Patent applications referred in Schedule I.

3.     Security Agreement.  The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Secured Party pursuant to the Security Agreement.  Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.             Further Acts.  On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by the Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor’s compliance with this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the United States Patent and Trademark Office or any applicable state office. The Secured Party may record this Agreement, an abstract thereof, or any other document describing the Secured Party’s interest in the Collateral with the United States Patent and Trademark Office, at the expense of Grantor. In addition, Grantor authorizes the Secured Party to file financing statements describing the Collateral in any Uniform Commercial Code filing office deemed appropriate by the Secured Party.

5.             Authorization to Supplement.  Grantor shall give the Secured Party prompt notice of any additional United States patents or applications therefor after the date hereof. Grantor authorizes the Secured Party unilaterally to modify this Agreement by amending Schedule I hereto to include any future United States patents or applications therefor of Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule I hereto shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             Binding Effect.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by Grantor, the Secured Party and their respective successors and assigns. Grantor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Purchase Agreement.

7.             Termination.  Upon payment and performance in full of all Secured Obligations, the security interests created by this Agreement shall terminate and the Secured Party (at Grantor’s expense) shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all such security interests given by Grantor to the Secured Party hereunder, including cancellation of this Agreement by written notice from the Secured Party to the United States Patent and Trademark Office.

8.             Notices.  All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

9.             Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions

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of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

 [REMAINDER OF PAGE INTENTIONALLY BLANK.  SIGNATURES FOLLOW.]

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IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

TECHNOLOGY INVESTMENT CAPITAL CORP.

By:
Name: Saul B. Rosenthal
Title:President

SCHEDULE I
to
PATENT SECURITY AGREEMENT

U.S. Patent Registrations

Title	Registration No.	Date of Issuance	Owner

U.S. Patent Applications

Title	Application No.	Owner

Exhibit III

to Pledge and Security Agreement

Trademark Security Agreement

TRADEMARK SECURITY AGREEMENT, dated as of ______, 20__, by ___________, a ______________ corporation (“Grantor”), in favor of TECHNOLOGY INVESTMENT CAPITAL CORP., a Maryland corporation, as secured  party (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of _____, 20__ (including all exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Purchase Agreement”) by and between ____________ (the “Company”) and the Secured Party, the Secured Party is purchasing or has purchased certain Notes issued by the Company; and

WHEREAS, pursuant to the Purchase Agreement, the Secured Party, the Company and certain other parties are executing or have executed that certain Pledge and Security Agreement dated as of ______, 20__ (including all exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to the Secured Party this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.             Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement.

2.             Grant of Security Interest in Trademark Collateral.  Grantor hereby grants to the Secured Party a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):

(a)           all of its Trademarks, Trademark registrations and Trademark applications to which it is or shall be a party, including, without limitation, the Trademarks, Trademark registrations, and Trademark applications referred to in Schedule I annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration or  Trademark application;

(b)           all renewals of the foregoing; and

(c)           all products and proceeds of the foregoing, including, without limitation, all claims by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule I annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred in Schedule I, or (ii) injury to the goodwill associated with any Trademark or Trademark registration.

3.             Security Agreement.  The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Secured Party pursuant to the Security Agreement.  Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.             Further Acts.  On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by the Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor’s compliance with this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the United States Patent and Trademark Office or any applicable state office. The Secured Party may record this Agreement, an abstract thereof, or any other document describing the Secured Party’s interest in the Collateral with the United States Patent and Trademark Office, at the expense of Grantor. In addition, Grantor authorizes the Secured Party to file financing statements describing the Collateral in any Uniform Commercial Code filing office deemed appropriate by the Secured Party.

5.             Authorization to Supplement.  Grantor shall give the Secured Party prompt notice of any additional United States trademarks or applications therefor after the date hereof. Grantor authorizes the Secured Party unilaterally to modify this Agreement by amending Schedule I hereto to include any future United States trademarks or applications therefor of Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule I hereto shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             Binding Effect.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by Grantor, the Secured Party and their respective successors and assigns. Grantor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Purchase Agreement.

7.             Termination.  Upon payment and performance in full of all Secured Obligations, the security interests created by this Agreement shall terminate and the Secured Party (at Grantor’s expense) shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all such security interests given by Grantor to the Secured Party hereunder, including cancellation of this Agreement by written notice from the Secured Party to the United States Patent and Trademark Office.

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8.             Notices.  All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement.

9.             Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

[REMAINDER OF PAGE INTENTIONALLY BLANK.  SIGNATURES FOLLOW.]

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IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

TECHNOLOGY INVESTMENT CAPITAL CORP.

By:
Name: Saul B. Rosenthal
Title: President

4

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

U.S. Trademark Registrations

Mark	Registration No.	Date of Issuance	Owner

U.S. Trademark Applications

Mark	Application No.	Owner

Annex 1 to

Pledge and Security Agreement

                ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by __________________, a _________ (the “Additional Grantor”), in favor of Technology Investment Capital Corp., as Collateral Agent (the “Secured Party”) for the benefit of the Purchasers named in Schedule I to under the Note Purchase Agreement dated as of September 16, 2005 (as it may be amended, supplemented or restated from time to time, the “Purchase Agreement”) among GenuTec Business Solutions, Inc., a Montana corporation (the “Company”) and such Purchasers.  Capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

W I T N E S S E T H :

WHEREAS, in connection with the Purchase Agreement, the Company and certain of its Affiliates (other than the Additional Grantor) have entered into the Pledge and Security Agreement dated as of September 16, 2005 (as it may be amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Secured Party;  and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Security Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 19 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.

2.  Representations and Warranties Concerning Grantor’s Legal Status.  The Additional Grantor has previously delivered to the Secured Party a certificate signed by the Additional Grantor and entitled “Perfection Certificate” (the “Perfection Certificate”) (form of Perfection Certificate to be completed is attached hereto as Schedule 1).  The Additional Grantor represents and warrants to the Secured Party as follows: (a) the Additional Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor’s organizational identification number or accurately states that the Additional Grantor has none, (d) the Perfection Certificate accurately sets forth the Additional Grantor’s place of business or, if more than one, its chief executive office as well as the Additional Grantor’s mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete and (f) each of the representations and warranties contained in the Note Documents relating to it are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

3.  Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

2

Schedule 1

to

Assumption Agreement to Pledge and Security Agreement

PERFECTION CERTIFICATE

The undersigned, the                                                           of [Additional Grantor] a ____________ (the “Company”), hereby certifies, with reference to a certain Pledge and Security Agreement dated as of _____, 20__ (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Grantors named therein and Technology Investment Capital Corp., as Collateral Agent (the “Secured Party”), as follows:

1.  Names.  (a)       The exact corporate name of the Company as that name appears on its [Certificate of Incorporation] is as follows:

(b)           The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

2.  Other Identifying Factors.  (a)      The following is the type of organization of the Company:

(b)           The following is the jurisdiction of the Company’s organization:

(c)           The following is the Company’s state issued organizational identification number [state “None” if the state does not issue such a number]:

(d)           The following is the Company’s federal employer identification number:

(e)           Attached hereto as Schedule 2 is the information required above in this Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

3.  Chief Executive Office.

(a)           The chief executive office of the Company is located at the following address:

Address	County	State

3

(b)           The principal mailing address of the Company is the following address, if different from the chief executive office address:

Mailing Address	County	State

4.  Other Current Locations.

(a)           The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

Address	County	State

(b)                                                                                 The following are all other places of business of the Company in the United States of America:

Address	County	State

(c)           The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State

4

(d)           The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:

Name	Mailing Address	County	State

5.  Prior Locations.  (a)        Set forth below is the information required by Section 3 and by subparagraphs (a) and (b) of Section 4 with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

Address	County	State

(b)           Set forth below is the information required by subparagraphs (c) and (d) of Section 4 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name	Address	County	State

5

6.  Fixtures.  Attached hereto as Schedule 6 is the information required by Uniform Commercial Code Section 9-402(5) or by Uniform Commercial Code Section 9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

7.  Intellectual Property.  Attached hereto as Schedule 7 is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Company.

8.  Securities; Instruments.  Attached hereto as Schedule 8 is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Company (provide name of issuer, a description of security and value):

9.  Motor Vehicles.  The following is a complete list of all motor vehicles owned by the Company (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

Vehicle	State of Registration	State in Which Based

10. Other Titled Collateral.  The following is a complete list of aircraft and boats and all other inventory, equipment and other goods of the Company which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

Goods	Registration System	Jurisdiction

11. Bank Accounts.  The following is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Company (provide name and address of depository bank, type of account and account number):

6

Depository Bank	Bank Address	Type of Account	Acct. No.

12. Unusual Transactions.  Except for those purchases, acquisitions and other transactions described on Schedule 2 or on Schedule 12 attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company’s business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

13. Termination Statements.  An authorized termination statement on Form UCC-3 in form acceptable to the Secured Party  has been duly filed in each applicable jurisdiction identified in Sections [2], 3, 4 and 5 or on Schedules 2 and 12 hereto[ or, in the case of Schedule 2 or 12, a release acceptable to the Secured Party signed by the person from which the Company purchased or otherwise acquired the Collateral identified on Schedule 2 or 12], has been delivered to the Secured Party.  Attached hereto as Schedule 13 is a true copy of each such filing duly acknowledged by the filing officer[ and of each such release].

14. Schedule of Filing.  Attached hereto as Schedule 14 is a schedule setting forth filing information with respect to the filings described in Section 13 above.

15. Filing Fees.  All filing fees and taxes payable in connection with the filings described in Section 13 have been paid.

IN WITNESS WHEREOF, the undersigned has signed this Certificate on _______, 200_.

Name:
Title:

7